UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event Reported): August 1, 2025 (July 29, 2025)
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MercadoLibre, Inc.
(Exact name of Registrant as specified in Charter)
Commission file number 001-33647
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Delaware	98-0212790
(State or other jurisdiction of incorporation )	(I.R.S. Employer Identification Number)
WTC Free Zone
Dr. Luis Bonavita 1294, Of. 1733, Tower II
Montevideo, Uruguay , 11300
(Address of registrant’s principal executive offices) (Zip Code)
(+598) 2-927-2770
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	Nasdaq Global Select Market
2.375% Sustainability Notes due 2026	MELI26	The Nasdaq Stock Market LLC
3.125% Notes due 2031	MELI31	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Adoption of Compensation Plan for Independent Directors
On July 29, 2025, the Board of Directors (the “Board”) of MercadoLibre, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved compensation for independent directors, as defined by the Board, for service during the one year periods commencing at the Company’s annual shareholders’ meeting in 2025, 2026 and 2027 (or, to the extent applicable for any independent director whose service did not commence at the Company’s annual shareholders’ meeting (a “New Director”), for the portion of the one year period that such New Director served on the Board) (such compensation program, the “Compensation Plan for Independent Directors”). Under the terms of the Board approval, for each year of service the independent directors will receive (i) a cash retainer fee of $90,000 and (ii) an equity award grant having a value equal to $150,000, based on the market value of the Company’s stock (as described below). The equity awards shall be in the form of either (i) shares of common stock of the Company, $0.001 par value per share (“Common Stock”), granted in the form of restricted stock generally subject to forfeiture and transfer restrictions until the date of the first annual shareholders’ meeting taking place following the delivery date of such Shares or (ii) restricted stock units, which will vest on the date of the first annual shareholders’ meeting taking place following the grant date of such units and for which settlement may be deferred pursuant to the terms of the Company’s 2025 Non-Employee Director Deferred Compensation Plan. Additionally, the Board approved additional annual cash retainer fees to be paid to each individual serving the Board in one or more of the following capacities, in the following amounts: $15,000 to the chair of the Nominating and Corporate Governance Committee of the Board, $30,000 to the lead independent director of the Board, $21,913 to the chair of the Audit Committee of the Board and $21,913 to the chair of the Compensation Committee of the Board. Both the cash and equity-based compensation will be prorated in the event that any independent director does not complete the full year of service for which such compensation is due, including for any independent director whose service did not commence at the Company’s annual shareholders’ meeting.

The market value of the equity awards shall be based on (i) for awards delivered in 2025, the average price paid by the Company to repurchase Common Stock on August 7, 2025, (ii) for awards delivered in 2026, the average price paid by the Company to repurchase Common Stock on June 12, 2026, (iii) for awards delivered in 2027, the average price paid by the Company to repurchase Common Stock on June 11, 2027, and (iv) for awards delivered to a New Director, the average price paid by the Company on the date that the Company repurchases Common Stock in connection with the anticipated delivery of an equity award to such new independent director, in each case excluding any fees or expenses incurred by the Company in the course of effectuating the award of Shares, provided in the event the Company does not repurchase Common Stock in connection with the grant of an equity award to a New Director, the market value shall be equal to the Fair Market Value, as defined in the Company's Amended and Restated 2009 Equity Incentive Plan (the “Plan”). Equity awards will be granted pursuant to the Plan.

The Board additionally approved reimbursement for travel and out-of-pocket expenses incurred by the directors who are not employees or officers of the Company or its subsidiaries in connection with attending meetings of the Board and committees of the Board.

Approval of Stock Repurchases
On July 29, 2025, the Board authorized the Company to repurchase Common Stock for an aggregate consideration of up to $4,050,000 (the “Share Repurchase Program”). The Company expects to repurchase Common Stock at any time and from time to time, in compliance with federal and state securities laws and regulations, through open-market repurchases, derivatives and trading plans established in accordance with the rules of the Securities and Exchange Commission. The timing of repurchases will depend on factors including market conditions and prices, the Company’s liquidity requirements, repurchases in connection with the Compensation Plan for Independent Directors and alternative uses of capital. The Share Repurchase Program expires on June 30, 2027 and may be suspended from time to time or discontinued, and there is no assurance as to the number of shares that will be repurchased under the program or that there will be any repurchases. Any repurchased shares will be available for general corporate purposes, including the funding of the Compensation Plan for Independent Directors.

Forward-Looking Statements
Any statements herein regarding MercadoLibre, Inc. that are not historical or current facts are forward-looking statements. These forward-looking statements convey MercadoLibre, Inc.’s current expectations or forecasts of future events. Forward-looking statements regarding MercadoLibre, Inc. involve known and unknown risks, uncertainties and other factors that may cause MercadoLibre, Inc.’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors,” “Forward-Looking Statements” and “Cautionary Statement Regarding Forward-Looking Statements” sections of MercadoLibre, Inc.’s annual report on Form 10-K for the year ended December 31, 2024 and quarterly report on Form 10-Q for the quarter ended March 31, 2025 and any of MercadoLibre, Inc.’s other applicable filings with the Securities and Exchange Commission. Unless required by law, MercadoLibre, Inc. undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCADOLIBRE, INC.
Registrant

Date: August 1, 2025	By:	/s/ Martín de los Santos
Martín de los Santos
Executive Vice President and Chief Financial Officer